Investor Presentation October 2024 ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Exhibit 99.2

Legal Disclaimers ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Various statements made in this presentation are forward-looking, within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, and are inherently subject to risks, uncertainties and potentially inaccurate assumptions. All statements that address activities, events or developments that we intend, expect, plan or believe may occur in the future, are forward-looking statements , including but not limited to statements regarding; our expectations regarding the timing and clinical development of DURAVYU™ in Wet AMD and DME, our expectations regarding the enrollment, dosing and data readouts for the LUGANO trial and the LUCIA trial; our optimism that that DURAVYU has the potential to change the current treatment paradigm and revolutionize real-world outcomes for patients suffering from serious retinal diseases; our belief that DURAVYU has the potential to maintain a majority of patients with active disease with no supplemental anti-VEGF therapy for six months or longer; and our expectations regarding the timing and clinical development of our other product candidates, including EYP-2301. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Uncertainties and risks may cause EyePoint’s actual results to be materially different than those expressed in or implied by EyePoint’s forward-looking statements. For EyePoint, these risks and uncertainties include the timing, progress and results of the company’s clinical development activities; uncertainties and delays relating to the design, enrollment, completion, and results of clinical trials; unanticipated costs and expenses; the company’s cash and cash equivalents may not be sufficient to support its operating plan for as long as anticipated; the risk that results of clinical trials may not be predictive of future results, and interim and preliminary data are subject to further analysis and may change as more data becomes available; unexpected safety or efficacy data observed during clinical trials; uncertainties related to the regulatory authorization or approval process, and available development and regulatory pathways for approval of the company’s product candidates; changes in the regulatory environment; changes in expected or existing competition; the success of current and future license agreements; our dependence on contract research organizations, and other outside vendors and service providers; product liability; the impact of general business and economic conditions; protection of our intellectual property and avoiding intellectual property infringement; retention of key personnel; delays, interruptions or failures in the manufacture and supply of our product candidates; the availability of and the need for additional financing; the company’s ability to obtain additional funding to support its clinical development programs; uncertainties regarding the timing and results of the August 2022 subpoena from the U.S. Attorney’s Office for the District of Massachusetts; uncertainties regarding the FDA warning letter pertaining to the company’s Watertown, MA manufacturing facility; and other factors described in our filings with the Securities and Exchange Commission (SEC). More detailed information on these and additional factors that could affect our actual results are described in our filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as revised or supplemented by its Quarterly Reports on Form 10-Q and other documents filed with the SEC. All forward-looking statements in this news release. We cannot guarantee that the results and other expectations expressed, anticipated or implied in any forward-looking statement will be realized. A variety of factors, including these risks, could cause our actual results and other expectations to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements. Should known or unknown risks materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected in the forward-looking statements. You should bear this in mind as you consider any forward-looking statements. Our forward-looking statements speak only as of the dates on which they are made. EyePoint undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.  This presentation may also contain estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we compete are necessarily subject to a high degree of uncertainty and risk. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. 3 Committed to Developing Innovative Therapeutics to Improve the Lives of Patients with Serious Retinal Diseases

Phase 3 Clinical Stage Biotech Company Pursuing Multi-Billion-Dollar Markets

Phase 3 Asset	DURAVYU™ (vorolanib intravitreal insert)
Focused Pipeline	Multi-billion-dollar market opportunities
Proven Technology	Proprietary Durasert E™ IVT drug delivery
Strong Balance Sheet	~$253.8 M of cash and investments on September 30, 2024[1] No debt

1. Unaudited estimate for September 30, 2024. Our actual results as of September 30, 2024, may differ from the preliminary financial data due to the completion of our closing procedures with respect to the fiscal quarter ended September 30, 2024, final adjustments and other developments that may arise between now and the time the financial results for the fiscal quarter are finalized.
IVT, intravitreal
DURAVYU™ has been conditionally accepted by the FDA as the proprietary name for EYP-1901. DURAVYU is an investigational product; it has not been approved by the FDA. FDA approval and the timeline for potential approval is uncertain.

4
©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

Potential Multi-Billion-Dollar Product Opportunities Leveraging Bioerodible Durasert E™ Drug Delivery Technology

Durasert E™ Programs	Indication	Discovery	Pre-Clin	Phase 1	Phase 2	Phase 3	Anticipated Next Milestone
DURAVYU – vorolanib (tyrosine kinase inhibitor) (f/k/a EYP-1901)	**Wet AMD**	PIVOTAL TRIALS UNDERWAY – LUGANO FPD OCT. 2024 (trial underway, through Phase 3)					2nd Pivotal Trial LUCIA FPD in 2024
	DME	POSITIVE 16-WEEK INTERIM BCVA AND CST DATA (trial underway, through Phase 2)					Full topline data in Q1 2025
EYP-2301 – razuprotafib (TIE-2 agonist)	**serious retinal diseases**	non-clinical (through Pre-Clin)					Pre-clin tox and PK data
Complement inhibition	**GA**	non-clinical (Discovery)					Formulation and target ID

trial underway | *non-clinical*

wet AMD, wet age-related macular degeneration; FPD, first patient dosed; DME, diabetic macular edema; GA, geographic atrophy

5
©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

EYEPOINT

©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. IVT, intravitreal Bioerodible DURASERT E™ TECHNOLOGY Sustained-Release Drug Delivery with favorable safety profile Delivered via a standard in-office IVT injection Continuous dosing Zero-order kinetics drug release Durasert E™: bioerodible Drug formulated within a bioerodible matrix as a solid insert Designed to deplete drug load before matrix fully erodes Favorable safety profile across multiple indications ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. 6

Vorolanib is a Potent and Highly Selective Pan-VEGF Receptor Inhibitor

- **Potential best-in-class** TKI
- Composition of matter **patent into 2037**
- Demonstrated **neuroprotection** in an animal model
- Potential **antifibrotic**
- Does **not inhibit TIE-2**[1]



ANG2
ANG1
PLGF
VEGFB
VEGFA
VEGFC
VEGFD
PDGF
TIE2
VEGFR1
VEGFR2
VEGFR3
PDGFR
VOROLANIB
Blood vessel stability
Endothelial cell
Angiogenesis,
permeability, leakage, growth, migration, and proliferation
Proliferation, motility
Pericyte

1. Sophie Bakri, M.D., et al. PLOS ONE, https://journals.plos.org/plosone/article?id=10.1371/journal.pone.0304782, 2024.

VEGF(R), vascular endothelial growth factor (receptor); TKI, tyrosine kinase inhibitor; PDGF(R), platelet-derived growth factor (receptor); TIE-2, tyrosine-protein kinase receptor

7
©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Solid insert is 94% drug and is only 1/5000 of vitreous volume Immediately bioavailable – reaches therapeutic levels in target tissues within hours Constant dosing – zero-order kinetics release for at least six months Controlled drug release – bioerodible matrix controls drug release; no free-floating drug Shipped and stored at ambient temperature in preloaded sterile injector – no refrigeration/freezing required DURAVYU: Vorolanib in Bioerodible Durasert E™

DURAVYU Demonstrated Positive Clinical Activity and Favorable Safety Profile Across Multiple Clinical Trials and Indications

DURAVYU HAS BEEN EVALUATED IN OVER 190 PATIENTS TO DATE ACROSS MULTIPLE INDICATIONS

Clinical Trial	Indication	Safety	Key Efficacy Outcomes
DAVIO	wet AMD	**Favorable safety profile** **No DURAVYU related ocular or systemic SAEs**	• Stable BCVA and CST • 74% reduction in treatment burden
DAVIO 2	wet AMD		• Statistically non-inferior BCVA vs on-label aflibercept • >80% reduction in treatment burden • Stable anatomy (CST)
PAVIA	NPDR		• Stable or prevention of worsening disease severity
VERONA[1]	DME		• Improvement in BCVA and CST vs. aflibercept control at 16 weeks

1. Interim data as of October 1, 2024. Preliminary data which may differ from future results of the same trial, or different conclusions or considerations may qualify such results, once additional data have been received fully evaluated.
Wet AMD, wet age-related macular degeneration; NPDR, non-proliferative diabetic retinopathy; DME, diabetic macular edema; SAEs, serious adverse events; BCVA, best-correct visual acuity; OCT, optical coherence tomography.

9
©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.
EYEPOINT

©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Phase 2 VERONA Clinical Trial in DME – 16-Week Interim Results all patients Have completed the week 16 visit DME, diabetic macular edema Interim data as of October 1, 2024. Preliminary data which may differ from future results of the same trial, or different conclusions or considerations may qualify such results, once additional data have been received fully evaluated.

Phase 2 VERONA Clinical Trial is a Randomized, Open-Label, Aflibercept Controlled Trial as a Potential Treatment for DME



PRIMARY ENDPOINT
-D28 to -D7
D1
W4
W8
W12
W16
W20
W24
DURAVYU 1.3mg (n=10)
DURAVYU 2.7mg (n=11)
Aflibercept 2mg single injection (n=6)
Positive interim data; full topline data anticipated in Q1 2025
SUPPLEMENTAL ANTI-VEGF INJECTION BASED ON PRESPECIFIED CRITERIA
AFLIBERCEPT INJECTION
DURAVYU DOSING
SHAM INJECTION
VISIT SCHEDULED

- Objectives:
  - Evaluate the safety and efficacy of DURAVYU in DME
  - Collect dose-ranging data to inform Phase 3 clinical trials
- Primary endpoint: time to supplemental anti-VEGF injection up to week 24
- Key Secondary endpoints: safety, change in BCVA vs. aflibercept control and anatomical control (CST)

DME, diabetic macular edema; VEGF, vascular endothelial growth factor; BCVA, best corrected visual acuity; OCT, optical coherence tomography; CST, central subfield thickness

11
©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

VERONA Clinical Trial Supplemental Injection Anti-VEGF Criteria After Initial Dosing

Starting at Week 4:

- Reduction in BCVA ≥10 letters due to DME[1]
- Reduction in BCVA of 5-9 letters **and** >75 microns of new fluid at two consecutive visits[1]
- Increase of ≥100 microns of new fluid vs. Baseline (Day 1)[2]
- Investigator discretion

Starting at Week 12:

- Lack of 10% reduction in CST compared to Baseline (Day 1)

1. vs. best on study measurement; 2. as measured by Spectral domain OCT (SD-OCT)
BCVA, best corrected visual acuity; CST, central subfield thickness

12
©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

Positive Interim Data Supports DURAVYU as a Potential Treatment for DME Data support potential for vision improvement in DME as well as superior dosing intervals ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. DURAVYU 2.7MG EFFICACY 16-Week Results: Early and sustained BCVA improvement Early and sustained CST improvement Greater proportion of supplement-free eyes vs. aflibercept control1 DURAVYU OVERALL SAFETY Results: No ocular or systemic DURAVYU-related SAEs No cases of: Endophthalmitis Retinal vasculitis (occlusive or non-occlusive) Intraocular inflammation (IOI) Insert migration into the anterior chamber 1. Time to aflibercept supplementation and supplement rates will be analyzed once all patients have completed the trial. DME, diabetic macular edema; BCVA, best-corrected visual acuity; CST, central subfield thickness; SAEs, serious adverse events. Interim data as of October 1, 2024. Preliminary data which may differ from future results of the same trial, or different conclusions or considerations may qualify such results, once additional data have been received fully evaluated.

Baseline BCVA and CST Demonstrate Patients with Active DME (CST >325µm)

	Aflibercept 2mg (n=6)	DURAVYU 1.3mg (n=10)	DURAVYU 2.7mg (n=11)
Mean BCVA, ETDRS letters (range)	67.5 (57-73)	66.9 (53-75)	65.5 (46-75)
Mean CST, µm (range)	400.3 (341-463)	405.2 (342-589)	421.0 (329-557)

BCVA, best-corrected visual acuity; CST, central subfield thickness; DME, diabetic macular edema; ETDRS, Early treatment diabetic retinopathy study
Interim data as of October 1, 2024. Preliminary data which may differ from future results of the same trial, or different conclusions or considerations may qualify such results, once additional data have been received fully evaluated.

14
©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

EYEPOINT

DURAVYU 2.7mg Demonstrated Clinically Meaningful Improvement in BCVA at 16 Weeks ~Six Letters Better vs. Aflibercept Control



MEAN CHANGE IN BCVA FROM BASELINE
Mean Change in BCVA vs Aflibercept
DURAVYU 2.7mg +5.7
DURAVYU 1.3mg +0.6
Change in ETRDS letters
15
10
5
0
+8.9
+3.8
+3.2
Randomization
Week 4
Week 8
Week 12
Week 16
aflibercept 2mg (n=6)
DURAVYU 1.3mg (n=10)
DURAVYU 2.7mg (n=11)

BCVA, best-corrected visual acuity
Interim data as of October 1, 2024. Preliminary data which may differ from future results of the same trial, or different conclusions or considerations may qualify such results, once additional data have been received fully evaluated.

15 ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

Improved and Controlled Anatomy Demonstrated with DURAVYU 2.7mg and Mirror BCVA Results ~38 Microns Improved vs. Aflibercept Control



MEAN CHANGE IN CST FROM BASELINE
CST Change, in microns
15
5
-5
-15
-25
-35
-45
-55
-65
-75
-85
Randomization
Week 4
Week 8
Week 12
Week 16
Mean Change in CST vs Aflibercept
DURAVYU 2.7mg -37.6 um
DURAVYU 1.3mg -8.5 um
-30.5 um
-39.0 um
-68.1 um
aflibercept 2mg (n=6)
DURAVYU 1.3mg (n=10)
DURAVYU 2.7mg (n=11)

CST: central subfield thickness
Interim data as of October 1, 2024. Preliminary data which may differ from future results of the same trial, or different conclusions or considerations may qualify such results, once additional data have been received fully evaluated.

16
©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

EyePoint

Eyes Treated with DURAVYU had a Greater Proportion of Supplement-Free Eyes vs. Aflibercept Control at 16 Weeks ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Summary of Cumulative Supplement-Free Rates by Week* 100% 100% 100% *Time to aflibercept supplementation and supplement rates will be analyzed once all patients have completed the trial. Interim data as of October 1, 2024. Preliminary data which may differ from future results of the same trial, or different conclusions or considerations may qualify such results, once additional data have been received fully evaluated. Majority of the rescue (>80%) were given due to the lack of 10% reduction in CST from baseline

Positive Interim Data for Ongoing Phase 2 VERONA Clinical Trial – Data support potential for vision improvement in DME as well as superior dosing intervals ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. DURAVYU 2.7mg demonstrated an early and sustained improvement in both BCVA and CST 2.7mg is also being evaluated in the Phase 3 pivotal trials for wet AMD Eyes treated with DURAVYU 2.7mg improved nearly six letters more than aflibercept control Eyes treated with DURAVYU 2.7mg showed improved anatomy of ~38 microns better than aflibercept control DURAVYU drug release profile demonstrates immediate bioavailability DURAVYU had a greater proportion of supplement-free eyes vs. aflibercept control (82% v 50%)1 Continued favorable safety profile for DURAVYU to date (n = >190 patients) 1. Time to aflibercept supplementation and supplement rates will be analyzed once all patients have completed the trial. DME, diabetic macular edema; BCVA, best-corrected visual acuity; CST, central subfield thickness; SAEs, serious adverse events. Interim data as of October 1, 2024. Preliminary data which may differ from future results of the same trial, or different conclusions or considerations may qualify such results, once additional data have been received fully evaluated.

©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Phase 2 DAVIO 2 Positive Results in wet AMD A NON-INFERIORITY TRIAL VERSUS AN AFLIBERCEPT CONTROL

DAVIO 2 is Randomized, Double-Masked, Aflibercept Controlled* Clinical Trial to Assess Efficacy and Safety of DURAVYU at Two Doses



-D14 to -D7
D1
W4
W8
W12
W16
W20
W24
W28
W32
W36 to W56
DURAVYU 2mg low dose n=53
DURAVYU 3mg high dose n=54
Aflibercept 2mg q8W n=54
RANDOMIZATION
DURAVYU or SHAM AFTER 3RD AFLIBERCEPT LOADING DOSE
AFLIBERCEPT q8W On-label
1 ENDPOINT BLEND W28 AND W32; UNMASK W32
SUPPLEMENTAL ANTI-VEGF INJECTION BASED ON PRE-SPECIFIED CRITERIA
REQUIRED AFLIBERCEPT INJECTION VISIT
VISIT SCHEDULED
DURAVYU DOSE
SHAM INJECTION FOR MASKING

*Aflibercept on-label control required by FDA

20
©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

DURAVYU was Statistically Non-Inferior in Change in BCVA Compared to the Aflibercept Control



MEAN CHANGE IN BCVA FROM BASELINE
15
10
5
0
-5
-10
-15
Change in ETRDS letters
Mean Change in BCVA vs Aflibercept
DURAVYU 2mg -0.3*
DURAVYU 3mg -0.4*
+1.3*
+1.0*
+0.9*
Aflibercept
Aflibercept
Aflibercept
Randomization
Month 1
Month 2 (DURAVYU insert)
Month 3
Month 4
Month 5
Month 6
Month 7
Month 8**
DURAVYU 2mg (N=48)
DURAVYU 3mg (N=52)
aflibercept control (N=53)

In the Pulsar trial, HD Eylea (16-week 8mg arm) change in BCVA vs. 2mg Eylea was -1.4 letters[1]

21
©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

1 – AAO 2022 presentation, Paolo Lanzetta, on behalf of the PULSAR study investigators

*Blended week 28 and week 32 change vs. baseline
**Month 8 represents 6 months after DURAVYU injection

DURAVYU Demonstrated a Meaningful Reduction in Treatment Burden as a Potential Maintenance Treatment For Wet AMD ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. DURAVYU 2mg DURAVYU 3mg Mean number of injections (week 8 through week 32) 0.55 0.73 Mean number of injections 6 months prior to screening (normalized) 4.98 5.02 Reduction in treatment burden vs. 6 months prior (%) 89% 85%

DURAVYU also Demonstrated a Meaningful Reduction in Treatment Burden When Measured Prospectively vs. the Aflibercept Control Arm

	DURAVYU 2mg	DURAVYU 3mg	Aflibercept 2mg q8W
Mean number of injections week 8 through week 32	0.55	0.73	3.04
Reduction in treatment burden vs. aflibercept control (%)	**82%**	**76%**	**NA**

23
©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.
EYEPOINT

Nearly Two-Thirds of Eyes Treated with DURAVYU were Supplement-Free up to Six-Months after Treatment ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. *First visit patients are eligible to be supplemented **Month 8 represents 6 months post DURAVYU injection EOM, every-other-month Summary of Supplement-Free Rates by Month 100% 100% Despite EOM aflibercept injections, 6% of the control group required additional supplementation Aflibercept Aflibercept Aflibercept 96% 96% 94% 98%

Subject
Weeks
-48
-44
-40
-36
-32
-28
-24
-20
-16
-12
-8
-4
0
4
8
12
16
20
24
28
32

DURAVYU 2mg Dose Reduced Treatment Burden by 89% Compared to Prior 6 Months

Injections in year prior and during the DAVIO 2 trial

- Anti-VEGF injection
- Aflibercept loading dose
- Aflibercept + DURAVYU
- No injection
- Missed Visit
- Supplemental injection


DURAVYU 2 mg
(n = 50)
DURAVYU 3 mg
(n = 52)
Change in Mean Injections per 6 Months
0%
-20%
-40%
-60%
-80%
-100%
-89%
-85%

25
©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

Subject
Weeks
-48
-44
-40
-36
-32
-28
-24
-20
-16
-12
-8
-4
0
4
8
12
16
20
24
28
32

DURAVYU 3mg Dose Reduced Treatment Burden by 85% Compared to Prior 6 Months

Injections in year prior and during DAVIO 2 trial

- Anti-VEGF injection
- Aflibercept loading dose
- Aflibercept + DURAVYU
- No injection
- Missed Visit
- Supplemental injection


DURAVYU 2 mg
(n = 50)
DURAVYU 3 mg
(n = 52)
Change in Mean Injections per 6 Months
0%
-20%
-40%
-60%
-80%
-100%
-89%
-85%

26
©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.
EyePoint

DAVIO 2 Data Demonstrates Strong Anatomic Control for DURAVYU


MEAN CHANGE IN CST
CST Change, in microns
100
75
50
25
0
-25
-50
-75
-100
Randomization
Month 1
Month 2
(DURAVYU insert)
Month 3
Month 4
Month 5
Month 6
Month 7
Month 8*
Aflibercept
Aflibercept
Aflibercept
Mean Change in CST vs Aflibercept
DURAVYU 2mg
+12.4
DURAVYU 3mg
+5.2
+17.8 um
+10.6 um
+5.4 um
DURAVYU 2mg (N=48)
DURAVYU 3mg (N=52)
aflibercept control (N=53)

*Month 8 represents 6 months after first DURAVYU injection

27
©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.
EYEPOINT

©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. DURAVYU Phase 2 DAVIO 2 Clinical Trial in Wet AMD Met All Primary and Secondary Endpoints Endpoint 2mg 3mg R Primary: Non-inferior change in BCVA vs. aflibercept - 0.3 letters - 0.4 letters R Secondary: Favorable safety profile1 No DURAVYU-related SAEs R Secondary: Reduction in treatment burden vs. 6 mos. prior 89% 85% R Secondary: Reduction in treatment burden vs. aflibercept 82% 76% R Secondary: Supplement-free up to 6 months 63% 88% of eyes had 0 or 1 supplemental injections 63% 83% of eyes had 0 or 1 supplemental injections R Secondary: Anatomical control vs. aflibercept +12.4um +5.2um

©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Phase 2 DAVIO 2 Clinical Trial in Wet AMD Sub-Group Analysis of Patients Anti-VEGF Supplement-Free Up to 6 Months

DURAVYU Treated Patients had Numerically Better Visual Acuity vs. Aflibercept On-Label Control Patients in Supplement-Free Sub-Group


SUB-GROUP ANALYSIS OF PATIENTS SUPPLEMENT-FREE UP TO SIX MONTHS MEAN CHANGE IN BCVA FROM BASELINE
Change in ETRDS letters
15
10
5
0
-5
-10
-15
Randomization
Month 1
Month 2 (DURAVYU insert)
Month 3
Month 4
Month 5
Month 6
Month 7
Month 8**
Aflibercept
Aflibercept
Aflibercept
Mean Change in BCVA vs Aflibercept
DURAVYU 2mg +0.6*
DURAVYU 3mg +0.2*
+2.3*
+1.9*
+1.7*
DURAVYU 2mg sub-group (N=30)
DURAVYU 3mg sub-group (N=33)
aflibercept control sub-group (N=50)

*Blended week 28 and week 32 change vs. baseline
**Month 8 represents 6 months after DURAVYU injection

30
©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

DURAVYU Treated Patients had Strong and Sustained Anatomic Control vs. Aflibercept On-Label Control Patients in Supplement-Free Sub-Group



SUB-GROUP ANALYSIS OF PATIENTS SUPPLEMENT-FREE UP TO SIX MONTHS MEAN CHANGE IN CST
Mean Change in CST vs Aflibercept
DURAVYU 2mg +2.6
DURAVYU 3mg +0.6
+10.6 um
+8.6 um
+8.0 um
CST Change, in microns
100
75
50
25
0
-25
-50
-75
-100
Aflibercept
Aflibercept
Aflibercept
Randomization
Month 1
Month 2 (DURAVYU insert)
Month 3
Month 4
Month 5
Month 6
Month 7
Month 8*
DURAVYU 2mg sub-group (N=31)
DURAVYU 3mg sub-group (N=33)
aflibercept control sub-group (N=50)

*Month 8 represents 6 months after first DURAVYU injection

31
©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Phase 2 DAVIO 2 Clinical Trial 12-Month Results in wet AMD A NON-INFERIORITY TRIAL VERSUS AN AFLIBERCEPT CONTROL

DURAVYU Treated Patients had Nearly Identical BCVA Change Compared to Aflibercept On-Label Through 12-Months; Statistically Significant (95% CI)



MEAN CHANGE IN BCVA FROM BASELINE
Change in ETRDS letters
15
10
5
0
-5
-10
-15
Mean Change in BCVA vs Aflibercept
DURAVYU 2mg +0.4
DURAVYU 3mg +0.0
-0.1
-0.5
-0.5
Aflibercept
Aflibercept
Aflibercept
Aflibercept
Aflibercept
Randomization
Month 2 (DURAVYU insert)
Month 4
Month 6
Month 8
Month 10
Month 12
DURAVYU 2mg (N=47)
DURAVYU 3mg (N=52)
aflibercept control (N=50)

33
©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

DURAVYU Treated Patients Showed Strong Anatomic Control Through Month 12


MEAN CHANGE IN CST
CST Change, in microns
100
75
50
25
0
-25
-50
-75
-100
Randomization
Month 2 (DURAVYU insert)
Month 4
Month 6
Month 8
Month 10
Month 12
Aflibercept
Aflibercept
Aflibercept
Aflibercept
Aflibercept
Mean Change in CST vs Aflibercept
DURAVYU 2mg +10.0
DURAVYU 3mg -0.1
+21.2 um
+11.2 um
+11.1 um
DURAVYU 2mg (N=47)
DURAVYU 3mg (N=52)
aflibercept control (N=50)

34
©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. *First visit patients are eligible to be supplemented EOM, every-other-month DURAVYU Treated Patients had Clinically Meaningful Supplement-Free Rates Summary of Supplement-Free Rates by Month 100% 100% 100% Aflibercept Aflibercept Aflibercept Aflibercept Despite EOM aflibercept injections, 14% of the control group required additional supplementation

©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. 1. As deemed by the investigator SAE, serious adverse event; AE, adverse event; IVT, intravitreal injection DURAVYU Demonstrated a Favorable Safety Profile Through Month 12 No DURAVYU-related ocular or systemic SAEs1 No insert migration into the anterior chamber No retinal occlusive vasculitis Low patient discontinuation rate No discontinuations were related to DURAVYU treatment

©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Phase 3 Pivotal Trials Design NON-INFERIORITY VERSUS AN AFLIBERCEPT CONTROL

Phase 3 Trials are Designed to Enable Global Regulatory Approval of DURAVYU

LUGANO AND LUCIA TRIALS: GLOBAL, RANDOMIZED, DOUBLE-MASKED, AFLIBERCEPT CONTROLLED

OBJECTIVE

Demonstrate DURAVYU, when administered **every six months**, achieves similar visual outcomes to **on-label aflibercept** while **reducing treatment burden**

TRIAL DESIGN

- **~400** patients per trial
- **Two arms**
  - 2.7mg DURAVYU
  - aflibercept on-label control
- DURAVYU dosing every **6-months**
- One-year efficacy and safety endpoint for NDA submission

ENDPOINTS

Primary Endpoint: difference in mean change in BCVA from Day 1 to Week 52 and 56 (blended) versus aflibercept control

Secondary endpoints: safety, reduction in treatment burden, percent of eyes supplement-free, anatomical stability

38 ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

EYEPOINT

DURAVYU™ in Wet AMD Phase 3 Pivotal Trial Design



Screening
D1
W4
W8
W12
W16
W20
W24
W28
W32
W36
W40
W44
W48
W52
W56
W60-W76
W80
W84-W92
W96 EOS
RANDOMIZATION
DURAVYU
DURAVYU
DURAVYU
DURAVYU
DURAVYU™ 2.7mg
Aflibercept 2mg q8W
LUGANO
First Patient Dosed
October 2024
AFLIBERCEPT LOAD
AFLIBERCEPT q8W
1□ENDPOINT BLEND W52 AND W56; UNMASK W56
SUPPLEMENTAL ANTI-VEGF INJECTION BASED ON STRICT CRITERIA

- REQUIRED AFLIBERCEPT INJECTION VISIT
- VISIT SCHEDULED
- DURAVYU™ DOSE
- SHAM INJECTION FOR MASKING
- AFLIBERCEPT Q8W
- SHAM INJECTION

39
©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

EYEPOINT

Commercial Manufacturing Facility ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. FDA, Federal Drug Administration; EMA, European Medicines Agency Conveniently located in Northbridge, MA, near EyePoint headquarters Built to US FDA and EU EMA standards 40,000sf cGMP manufacturing facility Built to EYPT specifications with no capital investment required preserving cash New manufacturing site for clinical and commercial products

©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. EYP-2301: razuprotafib in Durasert E™ A sustained delivery tie-2 agonist for severe retinal diseases

EYP-2301: Razuprotafib in Durasert E™ is a Patented TIE-2 Agonist as a Potential New MOA for Treating Serious Retinal Diseases

EYP-2301 targets vascular endothelial protein tyrosine phosphatase (VE-PTP) to promote TIE-2 activation and maintain vascular stability in the retina

- Tie-2 activation combined with VEGF inhibition has the potential to **enhance efficacy and extend durability**[1] of treatment
- Razuprotafib (f/k/a AKB-9778) delivered subcutaneously demonstrated preclinical and **clinical proof of concept** in posterior segment disease [2,3]



ANG2
VE-PTP
Blood vessel lumen
Intracellular space
P
P
EYP-2301

1. Heier et al. Retina, 2021;41:1-19. and Joussen et al. Eye 2021; 35:1305-1316.; 2. Hammes, et. Al – Diabetes.2011 Jan 1; 3. Shen et al. JCI, 2014; 124:4564; 4. Campochiaro et al. Ophthalmology, 2016; 123:1722-1730

42 • ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

On Track for Continued Execution And Well-Funded Through Key Anticipated DURAVYU Milestones

DURAVYU™

✓	FDA conditional approval of DURAVYU proprietary name	March 2024
✓	Positive EOP2 meeting with FDA for wet AMD	Q2 2024
✓	PAVIA for NPDR topline data	Q2 2024
✓	DAVIO 2 12-month data	Q2 2024
✓	Positive interim VERONA data	October 2024
✓	First patient dosed – LUGANO	October 2024
☐	**First patient dosed – LUCIA**	**Q4 2024**
☐	**VERONA Phase 2 DME full topline data**	**Q1 2025**

Corporate

✓	Ramiro Riberio, M.D., Ph.D. appointed Chief Medical Officer	March 2024
✓	Expanded SAB with world-renowned retina specialists	April 2024
✓	R&D Day - NYC	June 2024
✓	Fred Hassan appointed to Board of Directors	September 2024
☐	**Northbridge manufacturing facility grand opening**	**October 2024**

43
©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

DME, diabetic macular edema; EOP2, End of Phase 2; wet AMD, wet age-related macular degeneration; SAB, Scientific Advisory Board

EYEPOINT

Investor Presentation October 2024 ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.